Exhibit 99.1

First Midwest Bancorp

Annual Meeting of Stockholders
Itasca, IL
May 20, 2015

Welcome and Opening Remarks

Michael L. Scudder
President & Chief Executive Officer

Introduction of Officers and Independent Auditors

Reports on Procedural Matters

Items of Business

I. Election of Directors

II. Advisory Vote on Compensation Paid in 2014 to Named Executive Officers

III. Advisory Vote on Appointment of Independent Registered Public Accounting Firm

Election of Directors

Board of Directors

Nominees Standing for Election

Term Expiring in 2018

Barbara A. Boigegrain
Peter J. Henseler
Patrick J. McDonnell
Robert P. O'Meara
Mark G. Sander

Term Expiring in 2016

Br. James Gaffney
Michael L. Scudder
John L. Sterling
J. Stephen Vanderwoude

Term Expiring in 2017

John F. Chlebowski
Phupinder S. Gill
Ellen A. Rudnick
Michael J. Small

Advisory Vote to Approve Executive Compensation

Advisory Vote to Appoint Ernst & Young LLP as Independent Registered Public Accounting Firm

Voting and Results

Adjournment

Management Presentation

Michael L. Scudder

President & Chief Executive Officer

Mark G. Sander

Senior Executive Vice President & Chief Operating Officer

Management Presentation

- Overview
- Performance
- Going Forward
- Questions

Overview

Our Vision, Mission and Values

Vision	Our Clients' Most Trusted Financial Partner
Mission	Helping Our Clients Achieve Financial Success
Values	Serving Our Clients with Integrity, Personal Responsibility and a Passion for Success

Make Us Who We Are

A Premier Financial Institution

$9.5 Billion in Assets

- 5th Largest IL-based [1]

$7.9 Billion in Average Deposits

- Strong Core Transactional Deposits - 84% Low Cost

$6.8 Billion in Loans

- #1 Agricultural Lender in IL [2]

$7.3 Billion in Trust Assets

- IL's 3rd Largest in Revenue [3]


Deposits
Demand 29%
Savings/ NOW 36%
Time 16%
Money Market 19%


Loans
Ag 6%
C&I 34%
CRE 45%
Consumer 15%

Information as of March 31, 2015.

(1) Source SNL Financial
(2) Source American Bankers Association
(3) Source Trust Performance Report

Operating in Attractive Markets

70 Plus Years of Service

Recognized Nationally and Locally

- J.D. Power Award, 2nd Straight Year

Suburban Chicago Centric

- 89% of Deposits
- #11 in Suburban Chicago MSA (1)

Robust Sales Platform

- Retail, Commercial and Wealth Management
- Over 100 Locations



WISCONSIN
Kenosha
McHenry
Lake
LAKE MICHIGAN
Cook
DeKalb
Kane
DuPage
IOWA
Scott
Rock Island
Kendall
LaSalle
Will
Porter
Lake
Grundy
Knox
Jasper
Newton
ILLINOIS
INDIANA
Vermilion
Champaign

(1) SNL Financial based on deposit balances as of June 30, 2014.

With Great Service

"Highest Customer Satisfaction with Retail Banking in the Midwest Region, Two Years in a Row"*


HIGHEST CUSTOMER SATISFACTION
J.D. POWER
AND ASSOCIATES
RETAIL BANKING - MIDWEST • 2015
PRESENTED TO
FIRST
MIDWEST BANK
BY J.D. POWER AND ASSOCIATES
BANKING - MIDWEST • 2014

*First Midwest Bank received the highest numerical score among retail banks in the Midwest region in the proprietary J.D. Power 2014 and 2015 Retail Banking Satisfaction Studies℠. 2015 study based on 82,030 total responses measuring 20 providers in the Midwest region (IA, IL, KS, MO, MN, WI) and measures opinions of consumers with their primary banking provider. Proprietary study results are based on experiences and perceptions of consumers surveyed April 2014 - February 2015. Your experiences may vary. Visit jdpower.com.

Actively Growing

Since 2006, 9 Transactions Add $3.8 Billion in Assets

August 2012
Waukegan Savings Bank
- *$86 million in assets*

December 2011
4 Chicago-area branches of Old National Bancorp
- *$108 million in assets*

August 2010
Palos Bank & Trust Co.
- *$485 million in assets*

April 2010
Peotone Bank & Trust Co.
- *$129 million in assets*

October 2009
First DuPage Bank
- *$261 million in assets*

March 2006
Bank Calumet, Inc.
- *$1.4 billion in assets*

August 2014
12 Chicago-area branches of Popular Community Bank
- *$762 million in assets*
- *$549 million in loans*
- *$732 million in deposits*

December 2014
Great Lakes Bank
- *$566 million in assets*
- *$223 million in loans*
- *$464 million in deposits*

September 2014
First Midwest Equipment Finance[1]
- *Equipment Leasing Finance*
- *In Business for 28 Years*
- *Historic Production - $40 million/yr*

[1] Formerly known as National Machine Tool Financial Corp

Driven By Our Corporate Priorities


Build the highest quality team


Diversify/grow loans and revenue


Balance investment and risk

Dependent on High Performing, Engaged Colleagues Earning the Trust and Loyalty of Clients

Building Momentum

In a Challenging Environment, We

- Grew 20% in 3 Years to $9.5 Billion, the Largest Level in Our History
- Improved Our Earnings by 13% vs. a Year Ago
- Increased Our Quarterly Dividend to $0.09, up 29% vs. a Year Ago
- Improved Our Return on TCE to 10.5%
- Positioned Ourselves for Continued Growth

As a Result, Our Total Shareholder Return was 74% Over the Last 3 Years, Ranking Us Among the Top 1/3rd of Our Peers.

Source: SNL

Performance

Earnings Growth

Quarter End Data	March 31, 2014	Dec. 31, 2014	March 31, 2015	Improvement vs. Prior Yr	Prior Qtr
Net Income, Adjusted	$17.7	$20.2 (1)	$19.9	13%	(1%)
Net Income	$17.7	$14.6	$19.9	13%	36%
Return on TCE, Adjusted	9.81%	10.83% (1)	10.52%	7%	(3%)
Efficiency Ratio	67%	66% (1)	64%	5%	3%

Benefiting From
Lending and Revenue Growth, Greater Efficiency

(1) Excludes the impact of pre-tax acquisition and integration related expenses of $9.3 million for the fourth quarter of 2014.

Dollar amounts in millions.

Our Priorities



Balance investment and risk



Diversify/grow loans and revenue



Build the highest quality team

Drive Our Strategies and Performance

Balancing Investment and Risk

Building Our Brand, Heightening Awareness

Investing in Strategic Distribution

- Aligning Resources With Shifting Client Preferences
- Strengthening E-Commerce and Payment Platforms
- Optimizing Physical Property Usage

Strengthening Risk Management

- Enhancing Credit Profile, Administration, Systems
- Expanding Regulatory Compliance Resources

Leveraging Business Investment (1)



Net Interest and Noninterest Income
Noninterest Expense
$120
$100
$80
$60
$40
$20
$0
$91
$64
$107
$76
$108
$73
1Q 2014
4Q 2014
1Q 2015

	1Q 2014	4Q 2014	1Q 2015
Margin	3.61%	3.76%	3.79%
Efficiency	67%	66%	64%

(1) Excludes acquisition and integration related expenses in the fourth quarter of 2014.

Dollar amounts in millions.

Total Revenue Up 19% vs. 1Q14

- Earning Asset Growth Up 14%, Aiding Net Margin
- Fee-Based Businesses Up 14%

Balanced Business Investment

- Continued Expense Control
- Continued Business Investment
  - Colleagues
  - Brand
  - Channel Distribution
  - Systems

Plan Execution Drives Further Efficiency Improvement

Credit Quality Improving, Cycle Will Normalize


Non-performing Assets (1)
$125
$100
$75
$50
$25
$0
$106
$92
$81
Mar 2014
Dec 2014
Mar 2015
NPLs
OREO
TDRs
Down 23%

NPA Ratio (1)	1.84%	1.37%	1.20%

(1) Excludes covered loans and covered OREO.

Dollar amounts in millions.

Diversifying Loan Portfolio

$6.8 Billion, Up 17%[(1)]


40% Owner
Occupied (2)

Category	Amount	% of Total	March 31, 2015 vs. 2014	March 31, 2015 vs. 2013
C & I	$2.3	34%	21%	31%
Agricultural	0.4	6%	15%	5%
Commercial RE	3.1	45%	14%	48%
Consumer	1.0	15%	17%	16%

(1) As of March 31, 2015 compared to March 31, 2014.
(2) The percent reported does not include multi-family or construction loans.

Dollar amounts in billions.

Realigned/Expanded Commercial Team

- Middle Market, Business Banking, Real Estate and Specialty Banking

Building Opportunities Through Specialty Lines

- Agricultural, Healthcare, Asset-Based and Equipment Finance Added in 2014

Broadening Consumer

- Alternative Channels
- Mortgage

M&A Strengthens

- Acquisitions in 2014 Added Nearly $800 Million

Strong Core Deposits

$7.9 Billion, Up 16% (1)



Category	1Q 2015 Average	% of Total	First Quarter 2015 vs. 2014	First Quarter 2015 vs. 2013
DDA	$2.3	29%	20%	33%
Savings/NOW	2.8	36%	19%	24%
Money Market	1.5	19%	16%	22%
Time	1.3	16%	6%	(8%)

(1) Data represents quarter-to-date averages for first quarter 2015 as compared to the first quarter of 2014.

Dollar amounts in billions.

Building on a Strong Base

- 84% Low Cost Core Transactional
- Low Cost Funding: 13 bps

Driving Household Growth

- Core Checking, Penetration
- Mobile, Internet Expansion

Strengthening Thru M&A

- In 2014 Added Over $1.2 Billion

Better Positioned for Higher Rates

Building Fee-Based Revenues



Other Fees
Card-Based
Service Charges
Wealth Management
Mortgage
$35
$30
$25
$20
$15
$10
$5
$0
$25
$29
$29
1Q 2014
4Q 2014
1Q 2015

Dollar amounts in millions.

Significant, Broad Based Growth

- Comprises Nearly 30% of Revenue
- Up Over 14% vs. 1Q 2014
- Improved Product Alignment
- Enhanced Treasury Management Capabilities
- Mortgage Expansion
- Acquisitions Expand Opportunities

Wealth Management

- Revenue Up 75% since 2008, Up Nearly 9% vs. 1Q 2014
- Opportunities to Further Leverage

Building Highest Quality Team

Aligning Organizationally For Performance and Growth

- Broadening Commercial, Treasury Management
- Developing *Universal Banker* Program for Retail
- Expanding Mortgage Capabilities

Strengthening Colleague Engagement

- Communicating and Sharing Our Values, Mission and Strategies
- Recognizing Success and Performance

Ongoing Commitment

- Growing Talent Through Development
- Focusing on Succession and Strategic Talent Acquisitions
- Dedicated to Workforce Inclusion and Diversity

Going Forward

As We Look Ahead

Operating Conditions Improving, Challenges Remain

- Low Rates Driving Heavy Competition
- Margins Stabilizing, Expense Savings Slowing
- Credit Has Been a Tailwind
- Regulatory Expectations Taking Form, Elevated
- Consumer Preferences Evolving, Impacting Distribution
  - Nonbank Competitors Increasing

Banking Trends Are Growing More Favorable

- Business Activity Growing, Real Estate and Consumer Following
- Preparing for a Transition to Higher Rates
  - Core Deposit Value Being Recognized

All Combine to Challenge Status Quo, Creating New Opportunities and Risks

Rate Transition Presents Short-term Challenges, Long-term Value


5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Short
Intermediate
Long
Repricing Loans Pressure Earnings in the Short Term
Yields Increase Along w/ Funding Costs And Portfolio Risk
1st
2nd
3rd
4th
1st
2nd
3rd
4th
1st
2nd
2015
2016
2017

Requires Balance, Patience

Note: Rate forecast represents the Federal Reserve's view of short-term rates as of May 15, 2015.

Our Balance Sheet is Very Well Positioned

Earning Assets are Well Balanced

- Significant Volumes Repricing <1 Year
  - Top Quartile Among Peers
- Strong Lending Mix
  - 53% Floating, Nominal Floors
  - Maturity Averages 3 Years

Anchored by Core Transactional Deposits

- 84% of Total Deposits
- Virtually No Wholesale Deposits

Deposits, A Source of Earnings Strength



Cost of Deposits (2003 – 2014 - MRQ)
FMBI
Median
Max
1.30%
1.17%
1.71%
2.50%
2.82%
1.93%
1.12%
0.59%
0.42%
0.27%
0.18%
0.14%
0.13%
29bps cost advantage to peers (2003-2008)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
MRQ

From Company filings, SNL Financial

Note: Financial data as of March 31, 2015 ("MRQ").

(*) Median and max values from CHFC, FMER, MBFI, ONB, PVTB, SRCE, UMBF and WTFC

Capital Remains Strong

Metric	Mar 31, 2014	Dec 31, 2014	Mar 31, 2015	Regulatory Requirements (2) Minimum for "Well-Capitalized"	Regulatory Requirements (2) Excess (In Millions)
Capital to Risk Weighted Assets: (1)					
Total	12.20%	11.23%	11.23%	10.00%	$116
Tier 1	10.92%	10.19%	10.35%	8.00%	$202
Tier 1 Common	10.39%	9.54%	9.79%	6.50%	$321
Quarterly Dividend	$0.07	$0.08	$0.09	n/a	n/a
Dividend Payout	29%	42%	35%	n/a	n/a

- Significant Capital, Common Equity Component
- Capital Deployed for Acquisitions, Rebuilding Quickly
- Investment Grade Ratings Provide Flexibility to Leverage Debt

(1) Basel III Capital Rules became effective on January 1, 2015. As a result, March 31, 2015 ratios are computed using the current rules while prior periods are reported using the regulatory guidance applicable at that time.
(2) Bank excess capital is presented since the Company is not subject to formal Federal Reserve regulatory guidance.

Ability to Leverage Capital, Infrastructure

Growth, Scale Allows:
- Better Leveraging of Control Infrastructure
- Broader Lending, Revenue Streams
- Succession, Talent Development



$9.5 Billion
$10 Billion
$12 Billion
Greater Than $15 Billion

Implications of Crossing $10 Billion:
- Lagging Loss of Interchange Revenue
  - $9.5 Million Pre-tax, 6-12 month Lag
- Increased Regulatory Expectations
- Incentive to Accelerate Scale

Requires Time to Execute, Organizational Investment
M&A Opportunities Can Accelerate

Pursuing Opportunities To Grow

Environment Creating Opportunities

- Traditional and Nontraditional

Consolidation Expected Over Time

- Locally 45 Banks Between $350 Million and $4 Billion in Assets
- Additional Opportunities in Adjacent Markets

We are a Compelling Partner

- Solid Reputation, Culture
- Strong Capital, Capacity, Experience

Requires Discipline, Patience

- Alignment with Strategic Priorities
- Recognizing, not Intimidated by $10 Billion Threshold
- Willingness and Ability to Act

As We Navigate, Keeping the Circle Round



Markets
Colleagues
Interest Rates
Liquidity
Technology
Credit
Operational
Regulatory
Clients
Strategic Priorities

Focused Management of Risks

- Starts with Tone at the Top
- Strong Values, Mission
- Talent, Leadership
- Structure, Process

Anchored to Strategic Priorities

- Build Highest Quality Team
- Diversify Loan and Revenue Growth
- Balance Investment and Risk

In Closing

Premier, Growing Financial Institution

Leveraging Our Strengths

- Engaged, Talented Team
- Strong Balance Sheet, Well Positioned for Rising Rates
- Attractive Markets, Growing Opportunities
- Significant Capital and Liquidity

Actively Pursuing Our Corporate Priorities

- Building the Highest Quality Team
- Diversifying/Growing Loans and Revenue
- Balancing Investment and Risk

Well Positioned to
Grow and Enhance Shareholder Returns

Thank You for Your Investment and Continued Support of First Midwest

Questions


WE'RE HONORED.
AGAIN.
"HIGHEST CUSTOMER SATISFACTION WITH RETAIL BANKING IN THE MIDWEST REGION, TWO YEARS IN A ROW."*
HIGHEST CUSTOMER SATISFACTION
J.D. POWER AND ASSOCIATES
RETAIL BANKING - MIDWEST • 2015
PRESENTED TO
FIRST MIDWEST BANK
BY J.D. POWER AND ASSOCIATES
HIGHEST CUSTOMER SATISFACTION
J.D. POWER AND ASSOCIATES
RETAIL BANKING - MIDWEST • 2014
PRESENTED TO
FIRST MIDWEST BANK
BY J.D. POWER AND ASSOCIATES
* First Midwest Bank received the highest numerical score among retail banks in the Midwest region in the proprietary J.D. Power 2014 and 2015 Retail Banking Satisfaction Studies™. 2015 study based on 82,030 total responses measuring 20 providers in the Midwest region (IA, IL, KS, MO, MN, WI) and measures opinions of consumers with their primary banking provider. Proprietary study results are based on experiences and perceptions of consumers surveyed April 2014 - February 2015. Your experiences may vary. Visit jdpower.com.

Appendix

Forward Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "probable," "potential," "possible," "target," or "continue" and words of similar import. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, anticipated trends in First Midwest's business, regulatory developments, acquisition transactions, including estimated synergies, cost savings and financial benefits of pending or consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2014, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of First Midwest's filings describe additional factors that could adversely impact First Midwest's business and financial performance.

Certain Terms Used in This Presentation

Acquired Loans – These are loans that were acquired in business combinations that are not covered by loss share agreements with the FDIC.

Core Transactional Deposits – Includes demand, savings, money markets, and NOW accounts.

Covered Loans or Covered OREO – Means loans or OREO that the Company acquired through an FDIC-assisted transaction, the majority of which are covered by loss share agreements with the FDIC.

Efficiency Ratio – The efficiency ratio expresses noninterest expense, excluding OREO expense, as a percentage of tax-equivalent net interest income plus total fee-based revenues, other income, net trading gains, and tax-equivalent adjusted BOLI income. Net securities gains are excluded from the efficiency ratio. The ratio also excludes the effects of certain revenues and expenses including acquisition and integration related expenses.

Net Interest Income – Equals the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities.

Net Interest Margin – Equals net interest income divided by total average interest-earning assets, presented on a tax-equivalent basis assuming a federal income tax rate of 35%.

Non-Performing Loans ("NPLS") – Means non-accrual loans (the majority of which are past due) and loans 90 days or more past due and still accruing interest.

NPA Ratio – Equals Non-performing assets (NPLs plus accruing TDRs and OREO) divided by total loans plus OREO.

Return on Average Tangible Common Equity ("TCE") – Equals net income available to common shares, excluding intangibles amortization expense, divided by TCE. TCE represents average stockholders' equity, less average goodwill and other intangible assets.

Notes:

- Unless otherwise indicated, all dollar amounts used in this presentation are in millions except per share information.
- Unless otherwise indicated, all loan information includes acquired and covered loans.
- Peer information for this presentation is obtained from SNL.